EXHIBIT 99.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

To my knowledge, this Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of State Street Corporation.

By:	/s/ DAVID A. SPINA
David A. Spina, Chairman and Chief Executive Officer

Date: May 9, 2003

By:	/s/ EDWARD J. RESCH
Edward J. Resch, Executive Vice President and Chief Financial Officer

Date: May 9, 2003